CALVERT UNCONSTRAINED BOND FUND

Supplement to Summary Prospectus dated April 13, 2017

The Board of Trustees of the Fund recently approved certain changes to the Fund described below, including a change to the name of the Fund and changes to certain terms of the Fund shares.  These changes will be effective over the next few months on the dates set forth below.

In addition, effective on December 8, 2017, all Class Y shares of the Fund will convert to Class I shares.  Thereafter, Class Y shares will be terminated.

1.

The following changes are effective immediately:

a.

The following is added as the second sentence in the first paragraph under “Fees and Expenses of the Fund”:

Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below.

b.

The following replaces the tables and Example under “Fees and Expenses of the Fund”:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class Y	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	3.75%	None	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class Y	Class I
Management fees(3)	0.47%	0.47%	0.47%	0.47%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.42%	1.80%	0.58%	0.22%
Total annual fund operating expenses	1.14%	3.27%	1.05%	0.69%
Less fee waiver and/or expense reimbursement(4)	(0.12)%	(1.50)%	(0.20)%	(0.04)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.02%	1.77%	0.85%	0.65%

(1)   Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.

(2)    Applies to redemptions of Class C shares within one year of purchase.

(3)   Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.

(4)    Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.02% for Class A shares, 1.77% for Class C shares, 0.85% for Class Y shares and 0.65% for Class I shares. This expense reimbursement will continue through April 30, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year. The contractual administrative fee is 0.12%. CRM has agreed to contractually waive 0.02% of the administrative fee on Class I shares through April 30, 2018.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$475	$712	$968	$1,699	$475	$712	$968	$1,699
Class C shares	$280	$867	$1,578	$3,465	$180	$867	$1,578	$3,465
Class Y shares	$87	$314	$560	$1,265	$87	$314	$560	$1,265
Class I shares	$66	$217	$380	$855	$66	$217	$380	$855

c.

The following sentence is added to “Principal Investment Strategies”:

The portfolio managers may also use sector rotation strategies in their management of the Fund.

2.

The following changes are effective November 6, 2017:

a.

The name of the Fund is changed to Calvert Absolute Return Bond Fund.

b.

The following replaces “Buying and Selling Shares” with respect to Class A, Class C and Class I shares.  Class Y shares will continue to be offered subject to the terms set forth under “Buying and Selling Shares”:

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  Class C shares are only available for purchase through a financial intermediary.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745.  The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C and $250,000 for Class I (waived in certain circumstances).  There is no minimum for subsequent investments.

3.

Effective December 7, 2017, the Fund no longer offers Class Y shares.

October 6, 2017	27328 10.6.17

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